SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 23, 1997, by and among Software Publishing Corporation Holdings, Inc., a Delaware corporation (the "Company"), Howard Milstein, Ronald Altman, Dr. Gerold M. Fleischner, Stephen P. Rosenblatt and Patriot Group, L.P. (each of such persons hereinafter referred to as a "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Subscription Agreements (each a "Subscription Agreement"), between the Company and the individual Purchasers, with respect to the subscription and sale to the individual Purchasers of shares of common stock, par value $.001 per share, of the Company (the "Common Stock") for a purchase price of $1.063 per share, and the letter dated September 30, 1997 (the "Altman Letter"), between the Company and Ronald Altman Associates (the "Financial Advisor), the Company has agreed to grant to all of the Purchasers certain registration rights and other rights, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants hereinafter set forth, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Definitions.

     (a) Defined Terms. As used in this Agreement, terms defined in the preamble and forepart hereof and elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

     (i) Registerable Securities. The term "Registerable Securities" shall mean the shares of Common Stock of the Company which (A) were acquired by the Purchasers, pursuant to their respective Subscription Agreements and the Common Stock issuable upon the exercise of the Common Stock Purchase Option (the "Option") issued by the Company to Ronald Altman (the "Option Holder") pursuant to the Altman Letter, including, in each case, any shares of Common Stock or other securities received in connection with any stock split, stock divided, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon shares of Common Stock. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the
"Securities Act"), covering such Registerable Securities has been declared effective and either such Registerable Securities have been disposed of pursuant

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to such effective registration statement or such registration statement has been effective for not less than 24 months, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 144A promulgated under the Securities Act, or
(C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

     (ii) Rightsholders. The term "Rightsholders" shall include each of the Purchasers, in their capacities as holders of Registerable Securities pursuant to their respective Subscription Agreements, and all successors and assigns of the Purchasers, and the Option Holder, and all transferees of the Registerable Securities if such transfer affirmatively includes the transfer and assignment of the rights of the transferor Rightsholder under this Agreement; provided, however, the term "Rightsholders" shall not include any person or entity who has sold, transferred or assigned all of such person's or entity's Registerable Securities.

     (b) Other  Capitalized  Terms.  Capitalized  terms not otherwise defined in
this  Agreement  shall  have  the  meanings   assigned  to  such  terms  in  the
Subscription Agreements or the Option.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

2.   Demand Registration.

     (a) Right to Demand. Subject to Section 2(b) hereof, at any time after the date hereof, the Initiating Holders (as defined in paragraph 2(f) below) may make a written request to the Company for registration under the Securities Act of all or part of their Registerable Securities (a "Demand Registration"). Within 15 days after receipt of a Demand Request, the Company shall deliver a written notice (the "Notice") of such Demand Request to all other Rightsholders. The Company will include in such Demand Registration all Registerable Securities with respect to which the Company has been given written requests (each, "Tag-Along Request") for inclusion therein within 10 days after the giving of the Notice. Each and every Demand Request shall be required to specify the aggregate amount of the Registerable Securities to be included in such Demand Registration, the amount of Registerable Securities to be registered for each of the Initiating Holders and the intended method(s) of disposition thereof, including whether or not such Demand Registration or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting. Each and every Tag-Along Request shall be required to specify the amount of Registerable Securities to be registered in the Demand Registration and the intended method(s) of disposition thereof, including whether or not the Registerable Securities subject to such Tag-Along Request or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such

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underwriting.  Thereafter, the Company shall use commercially reasonable efforts to file a registration statement under the Act covering the Registerable Securities within 30 days after receipt of a Demand Request and to cause such
registration   statement  to  become   effective   as  promptly  as   reasonably
practicable. In the event that such registration statement is not declared effective within 100 days after the receipt of a Demand Request, the Company shall pay each Rightsholder, as liquidated damages for such failure and not as a penalty, one (1%) percent of the number of Registerable Securities held by each Rightsholder multiplied by $1.063 for each of the first two (2) months and two (2%) percent of such amount per month thereafter until the Registration
Statement is effective. If the Company does not remit the damages to the Rightsholders as set forth above, the Company will pay the Rightsholders reasonable costs of collection, including reasonable attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Rightsholders immediately if the registration of the Registerable Securities is not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registerable Securities pursuant to this Section 2.

     (b) Number of Demand Registrations; Expenses. Subject to the provisions of Paragraph 2(c) hereof, the Rightsholders shall be entitled, in the aggregate, to one Demand Registration, the Registration Expenses (as defined in Section 5 hereof) of which, subject to the provisions of Section 5, shall be borne by the Company. The Company shall not be deemed to have effected a Demand Registration unless and until a registration statement effectuating such Demand Registration is declared effective.

     (c) Priority on Demand Registrations.

     (i) Whenever the Company shall effect a Demand Registration in connection with an underwritten offering by one or more Initiating Holders, no other securities, including other Registerable Securities, shall be included in such Demand Registration, unless (A) the managing underwriter(s) with respect to such Demand Registration shall have advised the Company and each Initiating Holder whose Registerable Securities were included in the Demand Request, in writing, that the inclusion of such other securities would not adversely affect such underwritten offering or (B) each of the Initiating Holders shall each have consented in writing to the inclusion of such other securities. In the event of such written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders, the Company will include in such Demand Registration securities  in the  following  order of  priority  until the  maximum  number of securities included in the written advice of the managing underwriter(s) or unanimous consent of such Initiating Holders shall be reached: (A) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request which are subject to the underwritten offering, (B) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (C) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and (D) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted

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registration  rights  and for  which  a  request  for  inclusion  in the  Demand
Registration shall have been made.

     (ii) Whenever the Company shall effect a Demand Registration in connection with an offering of Registerable Securities of Initiating Holders for which the intended method(s) of distribution shall not include an underwritten offering, and the holders of a majority of the Registerable Securities which were subject to the Demand Request shall advise the Company in writing that in the opinion of such Initiating Holders the number of securities proposed to be sold in such Demand Registration would adversely affect such offering, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of such Initiating Holders shall be reached:(A) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request, (B) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (C) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and (D) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

     (iii) In the event that Initiating Holders and other Holders who have given a Tag-Along Request are unable to have registered the full amount of Registerable Securities which they requested to be registered pursuant to a Demand Request or Tag-Along Request, pursuant to the provisions of this Section 2, such Initiating Holders and other Rightsholders shall retain the right to one Demand Registration with respect to such unregistered Registerable Securities subject to such Demand Request and Tag-Along Request.

     (d) INTENTIONALLY OMITTED

     (e) Selection of Underwriters. If any Demand Registration is an underwritten offering, the holders of a majority of the Registerable Securities to be included in such Demand Registration will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters shall be reasonably satisfactory to the Company.

     (f) "Initiating Holders" Defined. For purposes of this Agreement, the term "Initiating Holders" shall mean, on any given date, those Rightsholders holding Registerable Securities. The Option Holder shall not be deemed to be an Initiating Holder and may not make a Demand Request pursuant to subparagraph 2(a) until the earlier of: (A) the second anniversary of the date of this Agreement or (B) the occurrence of a Change of Control of the Company. For purposes of this Agreement, a "Change in Control" of the Company, or in any person directly or indirectly controlling the Company, shall mean:


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          (i) a  change  in  control  as  such  term  is  presently  defined  in
     Regulation 240.12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (ii) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) of the voting power of the Company's then outstanding securities; or

          (iii) if during any period of two (2) consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period.

3.   Piggy-Back Registration.

     (a) If, at any time on or after the date hereof and on or prior to October 22, 2002, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "Company Piggy-Back Notice") of such proposed filing to all of the Holders owning Registerable Securities at least 20 days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such holders the opportunity to register such aggregate number of Registerable Securities as each such holder may request. Each such holder shall have the right, exercisable for the 10 days immediately following the giving of the Company Piggy-Back Notice, to request, by written notice (each, a "Holder Notice") to the Company, the inclusion of all or any portion of the Registerable Securities of such holders in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Holder Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Paragraph 3(a), if the managing underwriter(s) of such underwritten offering delivers a written opinion to the holders of Registerable Securities which were the subject of all Holder Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such holders and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of

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securities  owned which carry  registration  rights) to the extent  necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in its written opinion.

     (b) Number of Piggy-Back Registrations; Expenses. The obligations of the Company under this Section 3 shall be unlimited with respect to each holder of Registerable Securities. Subject to the provisions of Section 5 hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this Section 3.

     (c) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Section 3, the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the holders shall have the right to include their Registerable Securities therein pursuant to this Section 3, to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all holders of Registerable Securities and, thereupon, (i) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 3 to register any of the Registerable Securities in connection with such registration, and (ii) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Section 3 for the same period as the delay in the registration of such other securities. No registration effected under this Section 3 shall relieve the Company of its obligation to effect any registration upon demand otherwise granted to a holder under Section 2 hereof or any other agreement with the Company.

4.   Registration Procedures.

     (a) Obligations of the Company. The Company will, in connection with any registration pursuant to Section 2 or 3 hereof, as promptly as reasonably practicable:

     (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act on any appropriate form chosen by the Company, in its sole discretion, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable Demand Requests, Tag-Along Requests and Holder Notices, and use its commercially reasonable efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Holder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholders such number of

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copies of such registration  statement,  each amendment and supplement  thereto,
the  prospectus  included  in  such  registration   statement   (including  each
preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such holder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (A) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (B) any other bona fide corporate purpose, but then only for a period not to exceed 90 days.

     (ii) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to 24 months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such 24 month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

     (iii) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by clause (A) of Paragraph 4(a)(x) hereof cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (iv) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

     (v) use reasonable efforts to register or qualify the Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registrable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 4(a)(v), (B) subject itself to taxation in any such jurisdiction or (C) take any action which would subject it to general service of process in any such jurisdiction;

     (vi) make available for inspection by each Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (A) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (B) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such holder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

     (vii) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such holder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

     (viii) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (A) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (B) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

     (ix) provide a CUSIP number for all Registerable Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

     (x) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (A) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (B) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholders and underwriter(s), (C) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholders and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and
(D) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this Paragraph 4(a)(x) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

     (xi)  if  requested  by the  holders  of a  majority  of  the  Registerable
Securities included in such registration statement, use its commercially reasonable efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

     (b) Obligations of Rightsholders. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Section 2 or 3 hereof:

     (i) The Company may require that each Rightsholder whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

     (ii) Each Rightsholder, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (E) and (F) of Paragraph 4(a)(iii) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (A) of Paragraph 4(a)(iii) hereof, or until such Rightsholder is advised in writing (the
"Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Paragraph 4(b)(ii) in any Demand Request, Tag-Along Request or Holder
Notice  of  the  Rightsholder  or  in  a  separate   document  executed  by  the
Rightsholder.

5. Registration Expenses. All expenses incident to the performance of or compliance with this Agreement by the Company, including without imitation, all registration and filing fees of the Commission, The NASDAQ Stock Market, Inc., the National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of any other person retained by the Company (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) will be borne by the Company. All such expenses are herein referred to as "Registration Expenses." Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any Demand Registration if such Demand Request is subsequently withdrawn at the request of the holders of a majority of the Registerable Securities included in such Demand Registration (in which case all Rightsholders which requested the withdrawal of the Demand Registration shall bear such expenses pro rata); provided that, if, at the time of such withdrawal, such Rightsholders have learned of a material adverse change in the condition, business or prospects of the Company from that known to such Rightsholders at the time of their Demand Request, such Rightsholders shall not be required to pay any of such expenses. In either event, if such Rightsholders pay in full the expenses of such withdrawn Demand Registration, such Rightsholders shall retain the right to one Demand Registration.

6.   INTENTIONALLY OMITTED

7.   Indemnification: Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Purchaser, its officers and directors and each person who controls such Purchaser (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein.

     (b) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a Rightsholder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

     (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 7 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (i) hereunder, unless the indemnifying party is actually prejudiced thereby, or (ii) otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party, subject to the reasonable approval of the indemnifying party).

     (d) Contribution. If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 7(e), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (i) and (ii) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Limitation.  Anything to the contrary contained in this Section 7 or in
Section 8 notwithstanding, no Rightsholder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such Rightsholder in connection with any sale of Registerable Securities as contemplated herein.

8.   Participation  in  Underwritten   Registration.   No   Rightsholder   may
participate in any underwritten  registration hereunder unless such Rightsholder
(a) agrees to sell such Rightsholder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of Section 4 hereof.

9. Rule 144 and Rule 144A. For a five year period following the date of this Agreement, the Company covenants that it will timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder. In the event the Company is not required to file such reports, then in such case, upon the request of any Rightsholder of Registerable Securities, make publicly available other information to the extent, and so long as, necessary to permit sales pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, and it will take such further action as any Rightsholder may reasonably request, all to the extent required from time to time to enable such Rightsholder to sell the Registerable Securities of such Rightsholder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, in each case to the extent such rules may otherwise be available to such Rightsholder. Upon the reasonable request of any Rightsholder, the Company will deliver to such Rightsholder a written statement as to whether it has complied with such requirements.

10.  Additional Provisions.

     (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and all of the Rightsholders.

     (b) Notices. All requests, demands, notices and other communications required or otherwise given under this Agreement shall be sufficiently given if delivered by hand against written receipt therefor, or forwarded by overnight courier or mailed by registered or certified mail, postage prepaid, addressed as follows:

     If to the Company, to:     Software Publishing Corporation Holdings, Inc.
                                11 North Market Street
                                San Jose, California 95113
                                Attention: Mr. Barry Cinnamon, Chairman

     with a copy to:            Moritt, Hock & Hamroff, LLP
                                400 Garden City Plaza - Suite 202
                                Garden City, New York  11530
                                Attention: Neil M. Kaufman, Esq.

     If to Howard Milstein, to: c/o Douglas Elliman
                                575 Madison Avenue
                                3rd Floor
                                New York, New York 10022

     with a copy to:            Adam Eilenberg, Esq.
                                Eilenberg & Zivian
                                666 Third Avenue
                                30th Floor
                                New York, New York 10017

     If to Altman, Fleischner,
      Rosenblatt or Patriot Group, L.P.  c/o Ronald L. Altman
                                         15 Powder Hill Road
                                         Waccabuc, New York 10597

or, in the case of any of the parties hereto, at such other address as such party shall have furnished in writing, in accordance with this Paragraph 10(b), to each of the other parties hereto. Each such request, demand, notice or other communication shall be deemed given (i) on the date of delivery by hand, (ii) on the first business day following the date of delivery to an overnight courier or
(iii) three business days following mailing by registered or certified mail.

     (c) Successors and Assigns: Rightsholders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties who or which execute the signature page hereto and their respective successors and assigns. Nothing in this Agreement shall be deemed to impose on any of the Rightsholders any obligations to or in respect of any other Rightsholder.

     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

     (g) Severability: Specific Enforcement. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect of any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Rightsholders and the Company shall be enforceable to the fullest extent permitted by law. Each of the Rightsholders and the Company acknowledges that the other parties hereto would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other parties shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     (h) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, with respect to the subject matter hereof, other than those set forth or referred to herein and therein. This Agreement, the Option and Subscription Agreements supersede all prior agreements and understandings between the parties with respect to such subject matters.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.


                              By: /s/Barry A. Cinnamon
                                     Barry A. Cinnamon, President


                              /s/Howard Milstein
                              Howard Milstein


                              /s/Ronald Altman
                              Ronald Altman


                              /s/Gerold M. Fleischner
                              Dr. Gerold M. Fleischner


                              /s/Stephen Rosenblatt
                              Stephen P. Rosenblatt


                              PATRIOT GROUP, L.P.

                              By:/s/Peter J. Wasserman
                              Peter J. Wasserman, General Partner